UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 August 5, 2002
                                 Date of Report
                        (Date of earliest event reported)



                                  Novell, Inc.
             (Exact name of registrant as specified in its charter)



         Delaware                    0-13351                   87-0393339
(State or other jurisdiction     (Commission File             (IRS Employer
      of incorporation)              Number)              Identification Number)



                             1800 South Novell Place
                                Provo, Utah 84606
                    (Address of principal executive offices)


                                 (801) 429-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

         Item 5.  Other Events.

Novell, Inc. has scheduled the report of its third quarter fiscal 2002 financial results for Thursday, August 22, 2002 at 4pm EDT. A one hour conference call with Novell management will be webcast at 5pm EDT on Novell's Investor Relations web site at: www.novell.com/company/ir/qresults
----------------------------------




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                 Novell, Inc.
                                                 ----------------------
                                                 (Registrant)
Date: August 5, 2002

                                                 By /s/    BETTY DEPAOLA
                                                 ------------------------
                                                 (Signature)
                                                 Assistant Corporate Secretary
                                                 (Title)